UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

WestRock Company
(Exact name of registrant as specified in charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Revolving Credit Agreement

On July 7, 2022, WestRock Company, a Delaware corporation (the “Company”), entered into a Credit Agreement (the “Revolving Credit Agreement”) among the Company, as a guarantor, WRKCo Inc., a Delaware corporation (“WRKCo”) and a wholly owned subsidiary of the Company, as a borrower, WestRock Company of Canada Corp./Compagnie WestRock du Canada Corp., a Nova Scotia unlimited company (“WestRock Canada”) and a wholly owned subsidiary of the Company, as a borrower, WRK Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (“WRK Luxembourg” and, together with WRKCo and WestRock Canada, the “Revolving Facility Borrowers”) and a wholly owned subsidiary of the Company, as a borrower, certain other subsidiaries of the Company from time to time party thereto as borrowers, certain other subsidiaries of the Company from time to time party thereto as guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent.  The Revolving Credit Agreement provides for a five-year senior unsecured revolving credit facility in an aggregate amount of $2,300,000,000, consisting of a $1,800,000,000 U.S. revolving facility and a $500,000,000 multicurrency revolving facility (collectively, the “Revolving Credit Facility”).  The Revolving Credit Facility is unsecured and, as of July 7, 2022, is guaranteed by the Company as well as WRKCo (other than with respect to its own obligations), WestRock RKT, LLC, a Georgia limited liability company (“WestRock RKT”), and WestRock MWV, LLC, a Delaware limited liability company (“WestRock MWV”), which are wholly owned subsidiaries of the Company.

Loans under the Revolving Credit Facility may be drawn in U.S. dollars, Canadian dollars, Euro and Pounds Sterling.  At the option of the Revolving Facility Borrowers, loans under the Revolving Credit Facility will bear interest at (a) in the case of loans denominated in U.S. dollars, either Term SOFR or an alternate base rate, (b) in the case of loans denominated in Canadian dollars, one of CDOR, the U.S. Base Rate or the Canadian Prime Rate, (c) in the case of loans denominated in Euro, EURIBOR and (d) in the case of loans denominated in Pounds Sterling, SONIA, in each case plus an applicable interest rate margin that will fluctuate between 0.875% per annum and 1.500% per annum (for Term SOFR loans, CDOR loans, EURIBOR loans and SONIA loans) or between 0.000% per annum and 0.500% per annum (for alternate base rate loans, U.S. Base Rate loans and Canadian Prime Rate loans), based upon the Company’s corporate credit ratings or the Leverage Ratio (as defined in the Revolving Credit Agreement) (whichever yields a lower applicable interest rate margin) at such time.  Term SOFR loans will be subject to a credit spread adjustment equal to 0.10% per annum.  In addition, unused revolving commitments under the Revolving Credit Facility will accrue a commitment fee that will fluctuate between 0.080% per annum and 0.225% per annum, based upon the Company’s corporate credit ratings or the Leverage Ratio (whichever yields a lower applicable commitment fee rate) at such time.  Loans under the Revolving Credit Facility may be prepaid at any time without premium.

The Revolving Credit Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including: maintenance of a maximum consolidated debt to capitalization ratio and limitations on liens, additional subsidiary indebtedness and asset sales and mergers.  The Revolving Credit Agreement also contains usual and customary events of default, including: non-payment of principal, interest, fees and other amounts; material breach of a representation or warranty; default on other material debt; bankruptcy or insolvency; incurrence of certain material ERISA liabilities; material judgments; impairment of loan documentation; change of control; and material breach of obligations under securitization programs.

The commitments under the Revolving Credit Agreement replace, in their entirety, the commitments under the Credit Agreement dated as of July 1, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Revolving Credit Agreement”), among the Company, the Revolving Facility Borrowers, the other borrowers from time to time party thereto, the other guarantors from time to time party thereto, the lenders from time to time party thereto and Wells Fargo Bank, National association, as administrative agent and multicurrency agent.  The Existing Revolving Credit Agreement and the commitments thereunder were terminated as of July 7, 2022.

The foregoing summary of the Revolving Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Revolving Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Farm Credit Facility

On July 7, 2022, the Company entered into an Amended and Restated Credit Agreement (the “Restated Farm Credit Facility Agreement”) among the Company, as a guarantor, WestRock Southeast, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, as the borrower (the “Farm Credit Facility Borrower”), certain other subsidiaries of the Company from time to time party thereto, as guarantors, the lenders from time to time party thereto and CoBank, ACB, as administrative agent.  The Restated Farm Credit Facility Agreement provides for a seven-year senior unsecured term loan facility in an aggregate principal amount of $600,000,000 (the “Restated Farm Credit Facility”).  The Restated Farm Credit Facility Agreement amends and restates the Credit Agreement dated as of September 27, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among the Company, the Farm Credit Facility Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto and CoBank, ACB, as administrative agent.  The Restated Farm Credit Facility is unsecured and, as of July 7, 2022, is guaranteed by the Company as well as by WRKCo, WestRock RKT and WestRock MWV, which are wholly owned subsidiaries of the Company.

At the Farm Credit Facility Borrower’s option, loans issued under the Restated Farm Credit Facility will bear interest at either Term SOFR or an alternate base rate, in each case plus an applicable interest rate margin that will fluctuate between 1.650% per annum and 2.275% per annum (for Term SOFR loans) or between 0.650% per annum and 1.275% per annum (for alternate base rate loans), based upon the Company’s corporate credit ratings or the Leverage Ratio (as defined in the Restated Farm Credit Facility Agreement) (whichever yields a lower applicable interest rate margin) at such time.  In addition, Term SOFR loans will be subject to a credit spread adjustment equal to 0.10% per annum.  Loans under the Restated Farm Credit Facility may be prepaid at any time without premium.

The Restated Farm Credit Facility Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including: maintenance of a maximum consolidated debt to capitalization ratio and limitations on liens, additional subsidiary indebtedness and asset sales and mergers.  The Restated Farm Credit Facility Agreement also contains usual and customary events of default, including: non-payment of principal, interest, fees and other amounts; material breach of a representation or warranty; default on other material debt; bankruptcy or insolvency; incurrence of certain material ERISA liabilities; material judgments; impairment of loan documentation; change of control; and material breach of obligations under securitization programs.

The foregoing summary of the Restated Farm Credit Facility Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Restated Farm Credit Facility Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Rabobank Credit Facility

On July 7, 2022, the Company entered into a Credit Agreement (the “Rabobank Credit Agreement” and, together with the Revolving Credit Agreement and the Restated Farm Credit Facility Agreement, the “Credit Agreements”) among the Company, WRKCo, WRK Luxembourg, as a borrower, Multi Packaging Solutions Limited, a limited company incorporated under the laws of England and Wales (“Multi Packaging” and together with WRK Luxembourg, the “Rabobank Facility Borrowers”) and a wholly owned subsidiary of the Company, as a borrower, certain other subsidiaries of the Company from time to time party thereto as borrowers and Coöperatieve Rabobank U.A., New York Branch, as administrative agent.  The Rabobank Credit Agreement provides for a three-year senior unsecured revolving credit facility in an aggregate amount of €700,000,000 (the “Rabobank Credit Facility”).  The Rabobank Credit Facility is unsecured and, as of July 7, 2022, is guaranteed by the Company as well as WRKCo, WestRock RKT and WestRock MWV, which are wholly owned subsidiaries of the Company.

Loans under the Rabobank Credit Facility may be drawn in U.S. dollars, Euro and Pounds Sterling.  At the option of the Rabobank Facility Borrowers, loans under the Rabobank Credit Facility will bear interest at (a) in the case of loans denominated in U.S. dollars, either Term SOFR or an alternate base rate, (b) in the case of loans denominated in Euro, EURIBOR and (c) in the case of loans denominated in Pounds Sterling, SONIA, in each case plus an applicable interest rate margin that will fluctuate between 0.875% per annum and 1.625% per annum (for Term SOFR loans, EURIBOR loans and SONIA loans) or between 0.000% per annum and 0.625% per annum (for alternate base rate loans), based upon the Company’s corporate credit ratings at such time.  Term SOFR loans will be subject to a credit spread adjustment equal to 0.10% per annum.  In addition, unused revolving commitments under the Rabobank Credit Facility will accrue a commitment fee that will fluctuate between 0.100% per annum and 0.275% per annum, based upon the Company’s corporate credit ratings at such time.  Loans under the Rabobank Credit Facility may be prepaid at any time without premium.

The Rabobank Credit Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including: maintenance of a maximum consolidated debt to capitalization ratio and limitations on liens, additional subsidiary indebtedness and asset sales and mergers.  The Rabobank Credit Agreement also contains usual and customary events of default, including: non-payment of principal, interest, fees and other amounts; material breach of a representation or warranty; default on other material debt; bankruptcy or insolvency; incurrence of certain material ERISA liabilities; material judgments; impairment of loan documentation; change of control; and material breach of obligations under securitization programs.

The commitments under the Rabobank Credit Agreement replace, in their entirety, the commitments under the Credit Agreement dated as of February 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Rabobank Credit Agreement” and together with the Existing Revolving Credit Agreement, the “Existing Credit Agreements”), among the Company, WRKCo, the Rabobank Facility Borrowers, WRK International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, WestRock Packaging Systems Germany GmbH, the other borrowers from time to time party thereto, the lenders from time to time party thereto and Coöperatieve Rabobank U.A., New York Branch, as administrative agent.  The Existing Rabobank Credit Agreement and the commitments thereunder were terminated as of July 7, 2022.

The foregoing summary of the Rabobank Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Rabobank Credit Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Any representations and warranties of a party set forth in the Credit Agreements have been made solely for the benefit of the other parties thereto. Such representations and warranties were made only as of the date thereof or such other date as specified in such document, may be subject to a contractual standard of materiality different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 with respect to the Existing Credit Agreements is hereby incorporated by reference into this Item 1.02 insofar as it relates to the termination of a material definitive agreement of the Company.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 with respect to the Credit Agreements is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.  The following items are filed as exhibits to this report.

Exhibit No.	Description
10.1
Credit Agreement dated as of July 7, 2022, among WestRock Company, as a guarantor, WRKCo Inc., as a borrower, WestRock Company of Canada Corp./Compagnie WestRock du Canada Corp., as a borrower, WRK Luxembourg S.à r.l., as a borrower, the subsidiaries of the Company from time to time party thereto, as borrowers, the subsidiaries of the Company from time to time party thereto, as guarantors, the lenders from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent and multicurrency agent.

10.2
Amended and Restated Credit Agreement dated as of July 7, 2022, among WestRock Company, as a guarantor, WestRock Southeast, LLC, as the borrower, the subsidiaries of the Company from time to time party thereto, as guarantors, the lenders from time to time party thereto and CoBank, ACB, as administrative agent.

10.3
Credit Agreement dated as of July 7, 2022, among WRKCo Inc., the Company, WRK Luxembourg S.à r.l., as a borrower, Multi Packaging Solutions Limited, as a borrower, the subsidiaries of the Company from time to time party thereto, as borrowers, the lenders from time to time party thereto and Coöperatieve Rabobank U.A., New York Branch, as administrative agent.

104	The cover page form this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: July 11, 2022	By:	/s/ Steven B. Nickerson
Steven B. Nickerson
Vice-President, Associate General Counsel and Assistant Secretary